Date: May 3, 2019

Media Contact:	Investor Contact:
Michael Kinney	Dennis Puma
732-938-1031	732-938-1229
mkinney@njresources.com	dpuma@njresources.com

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

WALL, N.J. — Today, New Jersey Resources (NYSE: NJR) reported results for the second-quarter of fiscal 2019.
Highlights include:

●	Consolidated net income of $73.6 million, compared with $140.3 million in the second-quarter of fiscal 2018
●	Consolidated net financial earnings (NFE), a non-GAAP financial measure, were $112.4 million, compared with NFE of $142.1 million in the second-quarter of fiscal 2018
●	Reaffirmed NFE guidance for fiscal 2019 of $1.95 to $2.05 per share
●	New Jersey Natural Gas (NJNG) filed a rate case with the New Jersey Board of Public Utilities (BPU), seeking a $128.2 million increase in delivery rates
●	NJNG submitted a filing to the BPU to invest $507 million over five years to upgrade its natural gas delivery and information technology systems
●	NJR Clean Energy Ventures (CEV) closed the sale of the remaining assets in its wind portfolio for total proceeds of $208.6 million

Second-quarter fiscal 2019 net income totaled $73.6 million, or $0.83 per share, compared with net income of $140.3 million, or $1.60 per share, during the same period in fiscal 2018. Fiscal 2019 year-to-date net income totaled $159.8 million, or $1.80 per share, compared with $264 million, or $3.02 per share, during the same period in fiscal 2018.

Second-quarter fiscal 2019 NFE totaled $112.4 million, or $1.27 per share, compared with NFE of $142.1 million, or $1.62 per share, during the same period last year. Fiscal 2019 year-to-date NFE totaled $166.5 million, or $1.88 per share, compared with $277.4 million, or $3.18 per share, during the same period in fiscal 2018.

Results during the first six months of fiscal 2018 included an income tax benefit of $58.5 million, or $0.67 per share, due to the revaluation of deferred taxes resulting from the reduction in the federal corporate tax rate.

"While our strong second-quarter results were lower than the same period last year, due to the outsized performance of NJR Energy Services in fiscal 2018, the quarter's results put us on track to meet our fiscal 2019 NFE guidance target," said Steve Westhoven, president and COO of New Jersey Resources. "Results were driven by higher utility gross margin, new customer growth and our regulated infrastructure investments."

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

A reconciliation of net income to NFE for the three and six months ended March 31, 2019 and 2018, is provided below.

	Three Months Ended		Six Months Ended
	March 31,		March 31,
(Thousands)	2019	2018	2019	2018
Net income*	$73,573	$140,266	$159,821	$263,965
Add:
Unrealized loss (gain) on derivative instruments and related transactions	10,226	(11,608)	(707)	23,246
Tax effect	(2,435)	4,716	149	(3,343)
Effects of economic hedging related to natural gas inventory	22,367	6,125	756	(19,262)
Tax effect	(5,316)	(1,715)	(180)	6,529
Net income to NFE tax adjustment	14,002	4,278	6,671	6,260
Net financial earnings	$112,417	$142,062	$166,510	$277,395

Weighted Average Shares Outstanding
Basic	88,836	87,595	88,692	87,295
Diluted	89,228	87,989	89,093	87,690

Basic earnings per share	$0.83	$1.60	$1.80	$3.02
Add:
Unrealized loss (gain) on derivative instruments and related transactions	0.12	(0.13)	(0.01)	0.27
Tax effect	(0.03)	0.05	—	(0.04)
Effects of economic hedging related to natural gas inventory	0.25	0.07	0.01	(0.22)
Tax effect	(0.06)	(0.02)	—	0.08
Net income to NFE tax adjustment	0.16	0.05	0.08	0.07
Basic net financial earnings per share	$1.27	$1.62	$1.88	$3.18

*Results during the first six months of fiscal 2018 include an estimated income tax benefit of $58.5 million, or $0.67 per share, due to the revaluation of deferred income taxes resulting from the reduction in the federal corporate tax rate that did not reoccur in fiscal 2019.

NFE is a financial measure not calculated in accordance with Generally Accepted Accounting Principles (GAAP) of the United States. It is a measure of earnings based on eliminating timing differences surrounding the recognition of certain gains or losses, net of applicable tax adjustments, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Credits (SRECs) and foreign currency contracts. NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period. For further discussion of this financial measure, please see the explanation below under “Non-GAAP Financial Information.”

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

A table summarizing our key performance metrics for the three and six months ended March 31, 2019 and 2018, is provided below.

	Three Months Ended		Six Months Ended
	March 31,		March 31,
($ in Thousands)	2019	2018	2019	2018
Net income	$73,573	$140,266	$159,821	$263,965
Basic EPS	$0.83	$1.60	$1.80	$3.02
NFE	$112,417	$142,062	$166,510	$277,395
Basic NFE per share	$1.27	$1.62	$1.88	$3.18

A table detailing NFE for the three and six months ended March 31, 2019, and 2018, is provided below.

	Three Months Ended		Six Months Ended
	March 31,		March 31,
(Thousands)	2019	2018	2019	2018
Net financial earnings (loss)
New Jersey Natural Gas	$68,546	$60,442	$100,259	$94,551
Midstream	4,498	1,315	8,149	18,826
Subtotal Regulated	73,044	61,757	108,408	113,377
Clean Energy Ventures	21,730	10,051	31,935	81,301
Energy Services	19,304	72,832	27,674	93,106
Home Services and Other	(1,581)	(2,488)	(1,505)	(10,204)
Subtotal Non-Regulated	39,453	80,395	58,104	164,203
Subtotal	112,497	142,152	166,512	277,580
Eliminations	(80)	(90)	(2)	(185)
Total	$112,417	$142,062	$166,510	$277,395

NJR Reaffirms Fiscal 2019 NFE Guidance:

NJR reaffirmed fiscal 2019 NFE guidance of $1.95 to $2.05 per share, subject to the risks and uncertainties identified below under “Forward-Looking Statements.” NJR expects its regulated businesses to generate between 50 to 65 percent of total NFE, with NJNG continuing to be the largest contributor. The following chart represents NJR’s current expected contributions from its subsidiaries for fiscal 2019 and beyond:

	Expected Fiscal 2019	Expected Fiscal 2020 and
	Net Financial Earnings	Beyond Net Financial Earnings
Company	Contribution	Contribution
New Jersey Natural Gas	45 to 50 percent	50 to 60 percent
Midstream	5 to 15 percent	10 to 25 percent
Total Regulated	50 to 65 percent	60 to 85 percent
Clean Energy Ventures	25 to 35 percent	10 to 20 percent
Energy Services	5 to 10 percent	5 to 15 percent
Home Services and Other	0 to 2 percent	0 to 2 percent
Total Non-Regulated	30 to 47 percent	15 to 37 percent

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

In providing fiscal 2019 NFE guidance, management is aware there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and, therefore, is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts.

Regulated Business Update:

New Jersey Natural Gas

NJNG reported second-quarter fiscal 2019 NFE of $68.5 million, compared with $60.4 million during the same period in fiscal 2018. Fiscal 2019 year-to-date NFE at NJNG were $100.3 million, compared with $94.6 million during the same period last year. The increase in both periods was due primarily to new customer growth and return on capital expenditures related to BPU-approved infrastructure projects.

Customer Growth:

●	NJNG added 5,030 new customers during the first six months of fiscal 2019, compared with 4,656 during the same period in fiscal 2018, primarily driven by the residential new construction market. In addition, 153 existing NJNG customers expanded their natural gas service during the first six months of fiscal 2019.

●	NJNG expects to add between 28,000 and 30,000 new customers through fiscal 2021, representing an average annual growth rate of 1.8 percent and a cumulative increase in utility gross margin of approximately $16 million. For more information on utility gross margin, please see “Non-GAAP Financial Information” on page 8 of this release.

Base Rate Filing:

●	On March 29, 2019, NJNG filed a base rate case with the BPU, seeking a $128.2 million increase to its base rates. The filing is based on an overall return of 7.87 percent with a return on equity of 10.875 percent. The proposed increase reflects a 56.5 percent common equity component.

●	NJNG is also seeking permission for a Phase II proceeding to request rate recovery for the Southern Reliability Link (SRL) upon completion of the project. If approved, NJNG currently estimates an increase of approximately $28.6 million in base rates associated with the completion of SRL.

NJNG Infrastructure Update:

●	NJNG's Infrastructure Investment Program (IIP)was filed on February 28, 2019, with the BPU seeking approval to implement a five-year Infrastructure Investment Program (IIP) of $507 million. The IIP consists of two components, transmission and distribution investments and information technology replacement and enhancements. Pending BPU approval, these investments will be recovered through annual filings to adjust rates with recovery estimated to begin on October 1, 2020.

●	The Southern Reliability Link, which is designed to provide a secondary interstate feed into the southern end of NJNG’s delivery system, began construction in the first-quarter of fiscal 2019. NJNG expects SRL to be in service during 2020, and has requested a Phase II proceeding in its current base rate case to recover its capital costs.

●	Safety Acceleration and Facilities Enhancement (SAFE) II is the five-year program approved by the BPU in September 2016 to replace the remaining 276 miles of unprotected steel main and associated services in NJNG’s distribution system. During the second-quarter of fiscal 2019, NJNG invested $22.8 million to replace 15 miles of unprotected steel main and services.

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

●	The New Jersey Reinvestment in System Enhancement (NJ RISE) program is the five-year, $102.5 million investment that began in 2014. During the second-quarter of fiscal 2019, NJNG began construction on the installation of a new distribution main into Long Beach Island.

●	The SAFE II and NJ RISE programs are eligible for annual base rate increases. On March 29, 2019, NJNG filed its annual petition with the BPU, requesting a base rate increase of approximately $8.7 million for the recovery of the related capital costs through June 30, 2019. The filing will be updated in July 2019 to reflect the actual results through June 30, 2019, with changes to base rates effective October 1, 2019.

BGSS Incentive Programs:

BGSS incentive programs contributed $1.4 million to utility gross margin in the second-quarter of fiscal 2019, compared with $2.4 million during the same period in fiscal 2018. Fiscal 2019 year-to-date, these programs contributed $3.4 million, compared with $6.8 million during the same period in fiscal 2018. The lower results were due primarily to lower volumes in the capacity release program, lower values and fewer opportunities for off-system sales and storage incentives. Total savings for NJNG customers through the BGSS incentive programs for the six months ended March 31, 2019, were approximately $17.8 million.

Energy Efficiency Programs:

The SAVEGREEN Project®, NJNG’s energy-efficiency program, invested $6 million during the second-quarter of fiscal 2019 in grants and financing options designed to help customers with energy-efficiency upgrades for their homes and businesses.

Midstream

Midstream reported second-quarter fiscal 2019 NFE of $4.5 million, compared with $1.3 million during the same period in fiscal 2018, and fiscal year-to-date NFE of $8.1 million, compared with $18.8 million during the same period last year. The increase in second-quarter NFE compared to last year is due primarily to the gains associated with the sale of equity securities and certain tax effects recognized in fiscal 2018 that did not reoccur in fiscal 2019. The year-to-date decrease in NFE was due primarily to the effects of tax reform, which resulted in a tax benefit of $13.8 million recognized in the first-quarter of fiscal 2018 that did not reoccur in fiscal 2019.

Non-Regulated Businesses Update:

Energy Services

Energy Services reported second-quarter fiscal 2019 NFE of $19.3 million, compared with $72.8 million during fiscal 2018. Fiscal 2019 year-to-date NFE were $27.7 million, compared with $93.1 million during the same period in fiscal 2018. The decrease in NFE was primarily due to the lack of sustained cold weather and related pricing volatility this year compared to fiscal 2018.

Clean Energy Ventures

CEV reported second-quarter fiscal 2019 NFE of $21.7 million, compared with NFE of $10.1 million in the same period last year. The increase in NFE during the quarter was due primarily to an increase in Investment Tax Credits (ITCs) recognized and lower O&M expenses compared to last year. Fiscal 2019 year-to-date NFE were $31.9 million, compared with $81.3 million during the same period in fiscal 2018. The decrease in NFE was due primarily to the effects of tax reform, which resulted in a tax benefit of $62.7 million recognized in the first-quarter of fiscal 2018.

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

Second-quarter highlights:

●	Completed the sale of the remaining assets in the wind portfolio for total proceeds of $208.6 million.
●	The Sunlight Advantage®, CEV's residential solar leasing program, added 189 residential customers and now serves over 7,600 residential customers, representing an investment of $228.1 million.

Home Services and Other Operations

In the second-quarter of fiscal 2019, Home Services and Other Operations reported net financial losses of $1.6 million, compared with net financial losses of $2.5 million in fiscal 2018. Fiscal 2019 year-to-date net financial losses were $1.5 million, compared with net financial losses of $10.2 million in fiscal 2018. The decrease in net financial loss for both periods was due primarily to the revaluation of deferred income taxes resulting from tax reform that did not repeat in 2019.

Capital Expenditures and Cash Flows:

NJR is committed to maintaining a strong financial profile while continuing to invest capital in regulated and non-regulated projects.

●	During the second-quarter of fiscal 2019, NJR used operating cash flows of $171.8 million, compared with $312.5 million during the same period in fiscal 2018.
●	Second-quarter fiscal 2019 capital expenditures were $200.1 million, of which $148.8 million were related to regulated assets, compared with capital expenditures of $148.8 million, of which $95.1 million were related to regulated assets, during the same period in fiscal 2018.

Webcast Information:

NJR will host a live webcast to discuss its financial results today at 10 a.m. ET. A few minutes prior to the webcast, go to njresources.com and select “Investor Relations,” then scroll down to the “Events & Presentations” section and click on the webcast link.

Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this release include, but are not limited to, certain statements regarding NJR’s NFE guidance for fiscal 2019, forecasted contribution of business segments to fiscal 2019 NFE and beyond, future NJNG customer and utility gross margin growth, future NJR capital expenditures, infrastructure investments, CEV's ITC-eligible projects and demand for residential solar, earnings and dividend growth, NJNG's base rate case, as well as the ability to close and successfully implement the Adelphia Gateway acquisition, and construct the SRL and PennEast Pipeline projects.

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, risks associated with our investments in clean energy projects, including the availability of regulatory and tax incentives, the availability of viable projects, our eligibility for ITCs, the future market for SRECs and electricity prices, and operational risks related to projects in service; the ability to obtain governmental and regulatory approvals, land-use rights, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments, pipeline transportation systems and NJNG and Midstream infrastructure projects, including NJ RISE, SRL, PennEast and Adelphia Gateway, in a timely manner; risks associated with acquisitions and the related integration of acquired assets with our current operations, including our planned Adelphia Gateway acquisition; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG’s BGSS incentive programs, our Energy Services segment operations and our risk management efforts; the ability to comply with current and future regulatory requirements; the level and rate at which NJNG’s costs and expenses are incurred and the extent to which they are approved for recovery from customers through the regulatory process, including through future base rate case filings; the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes; the performance of our subsidiaries; operating risks incidental to handling, storing, transporting and providing customers with natural gas; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; the regulatory and pricing policies of federal and state regulatory agencies; timing of qualifying for ITCs due to delays or failures to complete planned solar projects and the resulting effect on our effective tax rate and earnings; the results of legal or administrative proceedings with respect to claims, rates, environmental issues, natural gas cost prudence reviews and other matters; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our company; risks related to cyber attack or failure of information technology systems; the impact of volatility in the equity and credit markets on our access to capital; the impact to the asset values and resulting higher costs and funding obligations of our pension and post-employment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market; accounting effects and other risks associated with hedging activities and use of derivatives contracts; the ability to optimize our physical assets; weather and economic conditions; changes to tax laws and regulations; any potential need to record a valuation allowance for our deferred tax assets; the ability to comply with debt covenants; demographic changes in NJR’s service territory and their effect on NJR’s customer growth; the impact of natural disasters, terrorist activities and other extreme events on our operations and customers; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; environmental-related and other uncertainties related to litigation or administrative proceedings; risks related to our employee workforce; and risks associated with the management of our joint ventures and partnerships. The aforementioned factors are detailed in the “Risk Factors” sections of our Form 10-K that we filed with the Securities and Exchange Commission (SEC) on November 20, 2018, which is available on the SEC’s Web site at sec.gov. Information included in this release is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

Non-GAAP Financial Information:

This release includes the non-GAAP financial measures NFE/net financial losses, financial margin and utility gross margin. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.

NFE/net financial loss and financial margin exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments as described below. Volatility associated with the change in value of these financial instruments and physical commodity contracts is reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to Clean Energy Ventures, as such the adjustment is related to tax credits generated by CEV.

NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales, expenses and other taxes and regulatory rider expenses, which are key components of NJR’s operations. Natural gas costs, sales, expenses and other taxes and regulatory rider expenses are passed through to customers and, therefore, have no effect on utility gross margin. Management uses these non-GAAP financial measures as supplemental measures to other GAAP results to provide a more complete understanding of NJR’s performance. Management believes these non-GAAP financial measures are more reflective of NJR’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. A reconciliation of all non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. For a full discussion of NJR’s non-GAAP financial measures, please see NJR’s 2019 Form 10-K, Item 7.

About New Jersey Resources

New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. NJR is composed of five primary businesses:

●	New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains over 7,500 miles of natural gas transportation and distribution infrastructure to serve over half a million customers in New Jersey’s Monmouth, Ocean and parts of Morris, Middlesex and Burlington counties.

●	NJR Clean Energy Ventures invests in, owns and operates solar projects with a total capacity of more than 250 megawatts, providing residential and commercial customers with low-carbon solutions.
●	NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America.

●	NJR Midstream serves customers from local distributors and producers to electric generators and wholesale marketers through its 50 percent equity ownership in the Steckman Ridge natural gas storage facility, as well as its 20 percent equity interest in the PennEast Pipeline Project.

●	NJR Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey.

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

NJR and its more than 1,000 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®.

For more information about NJR:

www.njresources.com.
Follow us on Twitter @NJNaturalGas.
“Like” us on facebook.com/NewJerseyNaturalGas.
Download our free NJR investor relations app for iPad, iPhone and Android.

NJR-E

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

NEW JERSEY RESOURCES
(Unaudited)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Six Months Ended
	March 31,		March 31,
(Thousands, except per share data)	2019	2018	2019	2018
OPERATING REVENUES
Utility	$301,420	$317,064	$501,385	$526,851
Nonutility	564,835	701,979	1,176,637	1,197,497
Total operating revenues	866,255	1,019,043	1,678,022	1,724,348
OPERATING EXPENSES
Gas purchases
Utility	138,117	96,586	225,766	174,188
Nonutility	545,268	621,223	1,080,651	1,066,307
Related parties	2,144	2,087	4,329	4,236
Operation and maintenance	62,959	56,797	123,061	110,957
Regulatory rider expenses	15,391	19,604	28,023	31,373
Depreciation and amortization	22,311	22,460	44,143	44,314
Energy and other taxes	3,064	21,542	6,305	38,033
Total operating expenses	789,254	840,299	1,512,278	1,469,408
OPERATING INCOME	77,001	178,744	165,744	254,940
Other income, net	2,758	1,028	3,627	7,004
Interest expense, net of capitalized interest	12,509	11,798	25,995	23,703
INCOME BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF AFFILIATES	67,250	167,974	143,376	238,241
Income tax (benefit) provision	(2,952)	30,901	(9,913)	(19,267)
Equity in earnings of affiliates	3,371	3,193	6,532	6,457
NET INCOME	$73,573	$140,266	$159,821	$263,965

EARNINGS PER COMMON SHARE
Basic	$0.83	$1.60	$1.80	$3.02
Diluted	$0.82	$1.59	$1.79	$3.01

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	88,836	87,595	88,692	87,295
Diluted	89,228	87,989	89,093	87,690

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES

	Three Months Ended		Six Months Ended
	March 31,		March 31,
(Thousands)	2019	2018	2019	2018
NEW JERSEY RESOURCES

A reconciliation of net income, the closest GAAP financial measurement, to net financial earnings is as follows:

Net income	$73,573	$140,266	$159,821	$263,965
Add:
Unrealized loss (gain) on derivative instruments and related transactions	10,226	(11,608)	(707)	23,246
Tax effect	(2,435)	4,716	149	(3,343)
Effects of economic hedging related to natural gas inventory	22,367	6,125	756	(19,262)
Tax effect	(5,316)	(1,715)	(180)	6,529
Net income to NFE tax adjustment	14,002	4,278	6,671	6,260
Net financial earnings	$112,417	$142,062	$166,510	$277,395

Weighted Average Shares Outstanding
Basic	88,836	87,595	88,692	87,295
Diluted	89,228	87,989	89,093	87,690

A reconciliation of basic earnings per share, the closest GAAP financial measurement, to basic net financial earnings per share is as follows:

Basic earnings per share	$0.83	$1.60	$1.80	$3.02
Add:
Unrealized loss (gain) on derivative instruments and related transactions	$0.12	$(0.13)	$(0.01)	$0.27
Tax effect	$(0.03)	$0.05	$—	$(0.04)
Effects of economic hedging related to natural gas inventory	$0.25	$0.07	$0.01	$(0.22)
Tax effect	$(0.06)	$(0.02)	$—	$0.08
Net income to NFE tax adjustment	$0.16	$0.05	$0.08	$0.07
Basic NFE per share	$1.27	$1.62	$1.88	$3.18

NATURAL GAS DISTRIBUTION

A reconciliation of operating revenue, the closest GAAP financial measurement, to utility gross margin is as follows:

Operating revenues	$301,420	$317,064	$501,385	$526,851
Less:
Gas purchases	145,171	141,988	237,349	226,743
Energy and other taxes	—	17,873	—	30,277
Regulatory rider expense	15,391	19,604	28,023	31,373
Utility gross margin	$140,858	$137,599	$236,013	$238,458

CLEAN ENERGY VENTURES

A reconciliation of net income to net financial earnings is as follows:

Net income	$7,728	$5,773	$25,264	$75,042
Add:
Net income to NFE tax adjustment	14,002	4,278	6,671	6,259
Net financial earnings	$21,730	$10,051	$31,935	$81,301

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

	Three Months Ended		Six Months Ended
(Unaudited)	March 31,		March 31,
(Thousands)	2019	2018	2019	2018
ENERGY SERVICES

The following table is a computation of financial margin:
Operating revenues	$547,825	$725,313	$1,135,092	$1,203,294
Less: Gas purchases	546,395	622,347	1,082,903	1,068,557
Add:
Unrealized loss (gain) on derivative instruments and related transactions	8,805	(12,249)	(2,372)	21,624
Effects of economic hedging related to natural gas inventory	22,367	6,125	756	(19,262)
Financial margin	$32,602	$96,842	$50,573	$137,099

A reconciliation of operating income, the closest GAAP financial measurement, to financial margin is as follows:

Operating (loss) income	$(4,256)	$100,856	$40,630	$126,960
Add:
Operation and maintenance expense	5,367	1,076	10,640	5,512
Depreciation and amortization	25	15	52	29
Other taxes	294	1,019	867	2,236
Subtotal	1,430	102,966	52,189	134,737
Add:
Unrealized loss (gain) on derivative instruments and related transactions	8,805	(12,249)	(2,372)	21,624
Effects of economic hedging related to natural gas inventory	22,367	6,125	756	(19,262)
Financial margin	$32,602	$96,842	$50,573	$137,099

A reconciliation of net income to net financial earnings is as follows:

Net income	$(4,460)	$75,810	$28,914	$86,930
Add:
Unrealized loss (gain) on derivative instruments and related transactions	8,805	(12,249)	(2,372)	21,624
Tax effect	(2,092)	4,861	556	(2,715)
Effects of economic hedging related to natural gas	22,367	6,125	756	(19,262)
Tax effect	(5,316)	(1,715)	(180)	6,529
Net financial earnings	$19,304	$72,832	$27,674	$93,106

Home Services and Other

A reconciliation of net income to net financial earnings is as follows:
Net loss	$(1,668)	$(2,394)	$(1,693)	$(10,110)
Add:
Unrealized loss (gain) on derivative instruments and related transactions	120	(121)	261	(121)
Tax effect	(33)	27	(73)	27
Net financial loss	$(1,581)	$(2,488)	$(1,505)	$(10,204)

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

	Three Months Ended		Six Months Ended
	March 31,		March 31,
(Thousands, except per share data)	2019	2018	2019	2018
NEW JERSEY RESOURCES

Operating Revenues
Natural Gas Distribution	$301,420	$317,064	$501,385	$526,851
Clean Energy Ventures	11,360	12,866	26,257	26,862
Energy Services	547,825	725,313	1,135,092	1,203,294
Midstream	—	—	—	—
Home Services and Other	12,333	8,261	24,823	18,218
Sub-total	872,938	1,063,504	1,687,557	1,775,225
Eliminations	(6,683)	(44,461)	(9,535)	(50,877)
Total	$866,255	$1,019,043	$1,678,022	$1,724,348

Operating Income (Loss)
Natural Gas Distribution	$85,780	$84,167	$128,812	$136,076
Clean Energy Ventures	(1,574)	(2,533)	(1,748)	(2,974)
Energy Services	(4,256)	100,856	40,630	126,960
Midstream	(1,070)	(593)	(1,707)	(966)
Home Services and Other	(1,766)	(3,655)	(1,393)	(4,882)
Sub-total	77,114	178,242	164,594	254,214
Eliminations	(113)	502	1,150	726
Total	$77,001	$178,744	$165,744	$254,940

Equity in Earnings of Affiliates
Midstream	$3,998	$4,068	$7,799	$8,197
Eliminations	(627)	(875)	(1,267)	(1,740)
Total	$3,371	$3,193	$6,532	$6,457

Net Income (Loss)
Natural Gas Distribution	$68,546	$60,442	$100,259	$94,551
Clean Energy Ventures	7,728	5,773	25,264	75,042
Energy Services	(4,460)	75,810	28,914	86,930
Midstream	4,498	1,315	8,149	18,826
Home Services and Other	(1,668)	(2,394)	(1,693)	(10,110)
Sub-total	74,644	140,946	160,893	265,239
Eliminations	(1,071)	(680)	(1,072)	(1,274)
Total	$73,573	$140,266	$159,821	$263,965

Net Financial Earnings (Loss)
Natural Gas Distribution	$68,546	$60,442	$100,259	$94,551
Clean Energy Ventures	21,730	10,051	31,935	81,301
Energy Services	19,304	72,832	27,674	93,106
Midstream	4,498	1,315	8,149	18,826
Home Services and Other	(1,581)	(2,488)	(1,505)	(10,204)
Sub-total	112,497	142,152	166,512	277,580
Eliminations	(80)	(90)	(2)	(185)
Total	$112,417	$142,062	$166,510	$277,395

Throughput (Bcf)
NJNG, Core Customers	40.6	41.8	67.3	72.5
NJNG, Off System/Capacity Management	28.4	36.7	55.8	75.4
Energy Services Fuel Mgmt. and Wholesale Sales	160.5	168.4	317.2	331.5
Total	229.5	246.9	440.3	479.4

Common Stock Data
Yield at March 31	2.3%	2.7%	2.3%	2.7%
Market Price
High	$50.54	$40.40	$51.83	$45.45
Low	$43.92	$35.55	$43.51	$35.55
Close at March 31	$49.79	$40.10	$49.79	$40.10
Shares Out. at March 31	89,164	87,656	89,164	87,656
Market Cap. at March 31	$4,439,470	$3,515,006	$4,439,470	$3,515,006

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

	Three Months Ended		Six Months Ended
(Unaudited)	March 31,		March 31,
(Thousands, except customer and weather data)	2019	2018	2019	2018
NATURAL GAS DISTRIBUTION
Utility Gross Margin
Operating revenues	$301,420	$317,064	$501,385	$526,851
Less:
Gas purchases	145,171	141,988	237,349	226,743
Energy and other taxes	—	17,873	—	30,277
Regulatory rider expense	15,391	19,604	28,023	31,373
Total Utility Gross Margin	$140,858	$137,599	$236,013	$238,458

Utility Gross Margin, Operating Income and Net Income
Residential	$99,645	$94,555	$163,784	$159,290
Commercial, Industrial & Other	20,673	19,230	34,019	33,148
Firm Transportation	17,871	20,177	32,267	36,437
Total Firm Margin	138,189	133,962	230,070	228,875
Interruptible	1,267	1,277	2,586	2,788
Total System Margin	139,456	135,239	232,656	231,663
Off System/Capacity Management/FRM/Storage Incentive	1,402	2,360	3,357	6,795
Total Utility Gross Margin	140,858	137,599	236,013	238,458
Operation and maintenance expense	39,507	38,689	76,390	73,510
Depreciation and amortization	13,972	13,353	27,868	26,136
Other taxes not reflected in gross margin	1,599	1,390	2,943	2,736
Operating Income	$85,780	$84,167	$128,812	$136,076

Net Income	$68,546	$60,442	$100,259	$94,551

Net Financial Earnings	$68,546	$60,442	$100,259	$94,551

Throughput (Bcf)
Residential	22.6	22.5	37.1	36.1
Commercial, Industrial & Other	5.0	4.2	7.8	6.8
Firm Transportation	5.2	6.6	9.6	11.2
Total Firm Throughput	32.8	33.3	54.5	54.1
Interruptible	7.8	8.5	12.8	18.4
Total System Throughput	40.6	41.8	67.3	72.5
Off System/Capacity Management	28.4	36.7	55.8	75.4
Total Throughput	69.0	78.5	123.1	147.9

Customers
Residential	482,126	467,014	482,126	467,014
Commercial, Industrial & Other	30,562	28,926	30,562	28,926
Firm Transportation	33,371	40,873	33,371	40,873
Total Firm Customers	546,059	536,813	546,059	536,813
Interruptible	31	30	31	30
Total System Customers	546,090	536,843	546,090	536,843
Off System/Capacity Management*	28	28	28	28
Total Customers	546,118	536,871	546,118	536,871
*The number of customers represents those active during the last month of the period.
Degree Days
Actual	2,495	2,417	4,133	3,994
Normal	2,471	2,454	4,036	4,030
Percent of Normal	101.0%	98.5%	102.4%	99.1%

NEW JERSEY RESOURCES REPORTS SECOND-QUARTER FISCAL 2019 RESULTS

	Three Months Ended		Six Months Ended
(Unaudited)	March 31,		March 31,
(Thousands, except customer, SREC and megawatt)	2019	2018	2019	2018
CLEAN ENERGY VENTURES
Operating Revenues
SREC sales	$6,034	$5,438	$13,181	$12,294
Wind electricity sales and other	1,441	4,103	5,177	8,288
Solar electricity sales and other	1,695	1,418	3,577	2,543
Sunlight Advantage	2,190	1,907	4,322	3,737
Total Operating Revenues	$11,360	$12,866	$26,257	$26,862
Depreciation and Amortization	$8,091	$8,928	$16,014	$17,863
Operating Loss	$(1,574)	$(2,533)	$(1,748)	$(2,974)
Income Tax Benefit	$(14,042)	$(12,722)	$(37,246)	$(86,710)
Net Income	$7,728	$5,773	$25,264	$75,042
Net Financial Earnings	$21,730	$10,051	$31,935	$81,301
Solar Renewable Energy Certificates Generated	46,552	34,488	100,451	88,056
Solar Renewable Energy Certificates Sold	31,000	26,000	68,820	55,680
Solar Megawatts Eligible for ITCs	1.9	1.8	22.8	3.6
Solar Megawatts Under Construction	31.3	43.5	31.3	43.5

ENERGY SERVICES
Operating Income
Operating revenues	$547,825	$725,313	$1,135,092	$1,203,294
Less:
Gas purchases	546,395	622,347	1,082,903	1,068,557
Operation and maintenance expense	5,367	1,076	10,640	5,512
Depreciation and amortization	25	15	52	29
Energy and other taxes, net	294	1,019	867	2,236
Operating (Loss) Income	$(4,256)	$100,856	$40,630	$126,960
Net (Loss) Income	$(4,460)	$75,810	$28,914	$86,930
Financial Margin	$32,602	$96,842	$50,573	$137,099
Net Financial Earnings	$19,304	$72,832	$27,674	$93,106
Gas Sold and Managed (Bcf)	160.5	168.4	317.2	331.5

MIDSTREAM
Equity in Earnings of Affiliates	$3,998	$4,068	$7,799	$8,197
Other Income, Net	$3,354	$1,356	$5,346	$2,577
Income Tax Provision (Benefit)	$1,219	$3,131	$2,181	$(9,712)
Net Income	$4,498	$1,315	$8,149	$18,826

HOME SERVICES AND OTHER
Operating Revenues	$12,333	$8,261	$24,823	$18,218
Operating Loss	$(1,766)	$(3,655)	$(1,393)	$(4,882)
Other Income (Expense), Net	$50	$—	$(148)	$5,301
Net Loss	$(1,668)	$(2,394)	$(1,693)	$(10,110)
Net Financial Loss	$(1,581)	$(2,488)	$(1,505)	$(10,204)
Total Service Contract Customers at March 31	109,372	110,883	109,372	110,883